--------------------

                                   EXHIBIT 10

                              --------------------

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         THIS AGREEMENT has been executed by the undersigned in connection with the offer to the Purchaser (as hereinafter identified and defined) of 1,000,000 shares of Common Stock (hereinafter referred to as the "Shares") of KRANTOR CORPORATION located at 120 East Industry Court, Deer Park, NY 11729; a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as "Company"). The undersigned BEHAI TENDA SEAFOOD LTD., a corporation organized under the laws of PRC China Republic jurisdiction (hereinafter referred to as "Purchaser") located at , hereby represents and warrants to, and agrees with Company as follows:

1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

         a. CONSIDERATION. The undersigned hereby subscribes for 1,000,000 Shares (the "Shares") of the Common Stock of the Company in exchange for sale to the Company by Purchaser of 100,000 pounds of Loligo squid 75/25 tubes/tentacles no less then 3/5 AND 5/8 inch packed under TENDA brand 2.5 lbs by 20 trays [50 lb case] (hereinafter the "Goods") as per the purchase order attached hereto as an Exhibit in full satisfaction of the price therefor hereby acknowledged to be $125,000.

         b. FORM OF PAYMENT. Purchaser shall deliver the Goods to the Company against issuance of the Shares.

2.       ACCEPTANCE OF SUBSCRIPTION

         a. This subscription may be accepted or rejected by the Company at its sole discretion.

         b. This subscription shall be deemed accepted only when this Agreement is signed by the Company in the space provided on the signature page hereof.

         c. If the Company receives subscriptions from multiple subscribers, it has no obligation to accept subscriptions in the order received.

3.       PURCHASER REPRESENTATIONS AND WARRANTIES

         a. Offshore Transaction. Purchaser hereby represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

               (i) If the Purchaser is a corporation, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and if the Purchaser is a partnership or other organization, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

               (ii)  (a) If  the  Purchaser  is a  corporation,  the  execution,
               delivery  and   performance  of  this  Agreement  has  been  duly
               authorized by all necessary corporate action, (b) if the Purchaser is a partnership or other organization, the other governing documents to enter into this Agreement and to consummate the transactions contemplated hereby and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained, and (c) this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

               (iii) The Purchaser did not receive any offer to purchase the Shares in the United States. This Agreement has not been executed by the Purchaser in the United States.

               (iv) The Purchaser is not a "U.S. person," as defined by Rule 902(o) of Regulation S (a "U.S. Person"), promulgated under the US Federal Securities Act of 1933, as amended (the "1933 Act") and as set forth in Schedule A attached hereto, and is not acquiring the Shares, directly or indirectly, for the account or benefit of any U.S. Person.

               (v) The Purchaser (a) has received a copy of the Disclosure Documents (as hereinafter defined) and has carefully reviewed and understands the Disclosure Documents and this Agreement and (b) understands that, except as set forth in the Disclosure Documents and in this Agreement, no representations or warranties have been made to the Purchaser by the Company nor by any distributor, nor by any of their officers, directors, employees, agents or affiliates, and (c) agrees that, in connection with the purchase of the Shares, it is not relying upon any information concerning the Company, other than (i) that contained in the Disclosure Documents and in this Agreement and (ii) on the results of its own independent investigations. The term "Disclosure Documents " shall mean (a) the Company's latest Annual Report to Shareholders on Form 10-K (without exhibits), (b) the Company's Quarterly Reports on Form 10-Q and Form 8-K thereafter, and (c) copies of the Company's significant press releases issued after said Annual Report.

               (vi) The Purchaser understands that (a) no governmental authority has passed upon the accuracy or completeness of the Disclosure Documents or has made any finding or determination concerning the appropriateness or suitability of an investment in the Shares and
               (b) no governmental authority has recommended or endorsed, or will recommend or endorse, the Investment in the Shares.

               (vii) The Purchaser is not purchasing the Shares with a view to the distribution thereof within the meaning of the 1933 Act.

               (viii) The Purchaser will not engage in any transaction or series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration requirements of the 1933 Act with respect to the Shares.

               (ix) All subsequent offers and sales of the Shares by Purchaser shall be made in compliance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an exemption from such registration. In any case, the Shares shall not be resold to U.S. persons or within the United States during the period of forty (40) days commencing on the date of the Closing of the purchase of the Shares;

               (x) Purchaser understands that the Shares are being offered and sold to it in reliance of specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the acknowledgements and understandings of Purchaser set forth herein, in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

               (xi) Purchaser agrees to indemnify and hold the Company, its respective officers, directors and shareholders or any other person who may be deemed to control the Company harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of Purchaser's representations, warranties or statements or the breach of any of the agreements contained herein.

4.       LIMITATIONS OR TRANSFER AND CERTAIN COVENANTS

         a. The Purchaser acknowledges that (i) the Shares have not been registered under the 1933 Act in reliance on provisions of Rule 903 or Rule 904 of Regulation S nor have the Shares been registered or qualified for sale under the laws of any other jurisdiction (either within or outside of the United States) and (ii) the Company has no obligations hereunder to nor any current intention to effect any such registration or qualification.

         b. The Purchaser covenants and agrees that it will not sell the Shares in the United States, or to a U.S. Person, or for the account or benefit of a U.S. Person, prior to the expiration of a period of 40 days following the Closing Date ("Restricted Period") and thereafter only in accord with any exemptions from registration allowed under the relevant laws of the United States if the Shares are not registered.

         c. The Purchaser acknowledges that the certificates evidencing the Shares will bear the following legend:

               "These shares have been issued pursuant to Regulation S as an exemption to the registration provisions under the Securities Act of 1933, as amended. These shares cannot be transferred, offered or sold in the U.S. or to U.S. persons (as defined in Regulation
               S) until after March 31, 1997 Forty-one days after issuance and thereafter only in accord with applicable U.S. regulations if not registered)."

         The Company covenants and agrees that following the expiration of the Restricted Period it will advise the transfer agent for the Common Stock, upon the request of a record holder of the Shares, that the foregoing legend can be removed from the certificate for the Shares. However Purchaser acknowledges the necessity for sale only in accord with exemptions from registration if and when available, if the Shares are not registered.

         d. The Purchaser represents and warrants to the Company that, as of the date hereof and as of the closing Date, neither it nor any of its affiliates has, and covenants that during the Restricted Period neither it nor any of its affiliates will establish or maintain, any short position (including any short call position or any long put position) with respect to the Common Stock of the Company, and that no such person or entity is a party to, nor shall it enter into during the Restricted Period, any contract or arrangement having the effect eliminating or substantially diminishing the risk of ownership of the Shares.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, that:

         a. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         b. (i) The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

         c. The execution, delivery and performance of this Agreement does and will not (i) violate any provision of the Company's Certificate of Incorporation or By-laws, (ii) violate or breach any material contract or agreement to which the Company is a party, (iii) result in the creation of any lien, security interest, charge or encumbrance on any property or assets of the Company, or
(iv) require the authorization, consent or approval of any court or any administrative or governmental body pursuant to any law, statute, rule or regulation to which the Company is subject or to any order, judgment or decree by which the Company is bound.

         d. When  issued in  accordance  with the terms of this  Agreement,  the
Shares:

          (i) except for the Regulation S legend provided in this Agreement, will be free and clear of any restrictions, liens, claims or other encumbrances by the Company (other than those that may arise by reason of any action or inaction of the Purchaser);

          (ii)  will  be  duly  authorized,   validly  issued,  fully  paid  and
          nonassessable;

          (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

          (iv) will not subject the holders thereof to personal liability to the Company solely by reason of their ownership of such Shares.

         e. The Company is a "Reporting Issuer" as defined by Rule 902(l) of Regulation S. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock trades on {NASDAQ} and its trading symbol is KRAN.

         f. Company has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

         g. At the time the buy order was originated, Company and/or its agents reasonably believed Purchaser was outside of the United States and was not a U.S. person.

         h. Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

         i. In regard to this transaction, Company has not conducted any "directed selling efforts"' as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the securities which are the subject of this transaction to persons resident within the United States or elsewhere.

         Each of the foregoing representations and warranties shall survive the Closing.

6.       REMEDIES

         In  the   event  of  a  breach   by  the   Purchaser   of  any  of  the
representations, warranties or covenants contained in this Agreement, and without limitations of any other remedy available to the Company at law or in equity, the Company shall have the right and the option to rescind the sale of the Shares to the Purchaser. In such case, the amount payable to the Purchaser upon rescission will be the aggregate Purchase Price, less all expenses, costs and damages incurred by the Company, which shall be returned to the Purchaser, and whereupon the Company shall have no further liability or obligation to the Purchaser under this Agreement or otherwise.

7.       ASSIGNABILITY

         Neither this Agreement, nor the rights or obligations of either party hereunder, may be transferred or assigned without the prior written consent of the other party (which may be withheld for any reason in the sole discretion of the party required to provide such consent) and any purported transfer or assignment not so consented to shall be void. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.       ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements of either party except as stated herein.

9.       AMENDMENTS

         No provision of this Agreement shall be waived, discharged or amended, except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or amendment is sought.

10.      WAIVERS

         No waiver by either party of any default with respect to any provision, condition or requirements of this Agreement shall be deemed to be a waiver of any future default with respect to the same provision, condition or requirement, or a waiver of any other provision, condition or requirement hereof. No delay or omission of either party to exercise any right hereunder shall in any manner impair the exercise of such right at any future time.

11.      APPLICABLE LAW

         This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

12.      SEVERABILITY

         Each provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, or contrary to existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid. In such case, this Agreement shall be construed so to as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provision.

13.      FAX SIGNATURES AND COUNTERPARTS

         This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signature to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

14.      NOTICES

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivery on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                           Henry J. Platek, Jr.
                                             President
                                             Krantor Corporation
                                             120 East Industry Ct.
                                             Deer Park, NY 11729

If to the Purchaser, as set forth on the signature page hereof.

         Either party hereto may from time to time change its address for notices under this Section 14 by giving at least 10 days written notice of such changed address to the other party hereto.

15.      HEADINGS

         The headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect the interpretation of any of the provisions hereof.

16.      NO THIRD PARTY BENEFICIARIES

         This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

17.      FEES AND EXPENSES

         Each party shall pay for the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution and delivery and performance of this Agreement.

18.      CONSENT TO JURISDICTION

         Each of the Company and th Purchaser (i) hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York or of any New York State Court sitting in New York City for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is importer. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, the undersigned has caused this Offshore Securities Subscription Agreement to be executed by a duly authorized officer.



                                          BEHAI TENDA SEAFOOD LTD.
                                          Name of Purchaser


                                           /s/ Wei Wei
                                       By:-------------------------------------
                                          NAME:  Wei Wei

ACCEPTED:
KRANTOR CORPORATION
                                        Address:
   /s/ Henry Platek, Jr. Pres.          Liang Sheng Wharf
By:-------------------------------      Behai, PRC
       Henry Platek, Jr., Pres.


Date: February 10, 1997

                                   SCHEDULE A
                           CATEGORIES OF U.S. PERSONS

1. Any natural person resident in the United States;

2. Any partnership or corporation organized or incorporated under the laws of the United States;

3. Any estate of which any executor or administrator is a U.S. person;

4. Any trust of which any trustee is a U.S. person;

5. Any agency or branch of a foreign entity located in the U.S.;

6. Any non-discretionary account or similar account (other than estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

7. Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investment in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501[a]) who are not natural persons, estates or trusts.

8. Any employee benefit plan established and administered in accordance with the law of a county other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

9. Any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if :

         theagency or branch operates for valid business reasons: and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

10. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United States, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

================================================================================
PURCHASE ORDER                                         KRANTOR CORPORATION
                                                       120 EAST INDUSTRY COURT
                                                       DEER PARK, NY  11729
                                                       516-586-0694
P.O. KRANTOR
================================================================================
TO:  BEHAI TENDA SEAFOOD, LTD.      C&F IF DIFFERENT ADDRESS:
     LIANG SHENG WHARF              NYC PORT
     BEHAI, PRC
--------------------------------------------------------------------------------

P.O. DATE      PLACED BY      DATE EXPECTED  SHIP VIA  C&F            TERMS
--------------------------------------------------------------------------------
FEB 10, 1997   MAIR FAIBISH    3/31/97        SEALAND  NYC PORT   PAYABLE IN
                                                                  KRANTOR STOCK
                                                                  1,000,000
                                                                    SHARES
--------------------------------------------------------------------------------

QTY.            DESCRIPTION                      UNIT PRICE            TOTAL
--------------------------------------------------------------------------------

100,000 LBS    LOLOGO SQUID 75/25 TUBES/TENTACLES   1.25           125,000.00
               ASSORTED SIZES

               3/5 INCH 2.5 LBS. X 20
               TENDA BRAND                                                 0

               5/8 INCH 2.5 X 20
               TENDA BRAND                                                 0

                                                       SUBTOTAL   125,000.00
                                                                  ----------
                                                     TOTAL DUE   $125,000.00
                                                                 ===========

/s/ Mair Faibish
------------------------------
Mair Faibish
Authorized Signature
KRANTOR CORPORATION

/s/ Wei Wei
------------------------------
Wei Wei
Authorized Signature
BEHAI TENDA SEAFOOD LTD.

                                       17